R&D Day September 15, 2021 Exhibit 99.1

Legal Disclaimers Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development plans, including our plans regarding the potential expansion of our FXR program into IBD and our plans regarding HSD17b13 inhibitors, the potential for our FXR product candidates to be used in combination therapies; the potential for our FXR product candidates to be therapies for patients with both NASH and type 2 diabetes, strategy, regulatory matters, market size and opportunity, our ability to complete certain milestones and our belief that we are well capitalized to complete NASH Phase 2a trials and initiate two new trials. Words such as “believe,” “anticipate,” “could,” “estimate,” “aim,” “target,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions that may never materialize or prove to be incorrect. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing products, future results from the Company’s ongoing and planned clinical trials, the Company’s ability to obtain adequate financing to fund its planned clinical trials and other expenses, trends in the industry, changes in the competitive landscape, delays or disruptions due to the COVID-19 pandemic, the legal and regulatory framework for the industry and future expenditures. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company's actual results to differ from current expectations are discussed in the Company's filings with the Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. These forward-looking statements should not be taken as forecasts or promises, nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. Except as required by law, Metacrine assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates. Caution should be exercised when interpreting results from separate trials involving separate product candidates. Differences exist between trial designs and subject demographics, which limit the conclusions that can be drawn from comparisons across different trials. This presentation includes statistical and other industry and market data that we obtained from industry publications, third-party research, surveys and studies. The information has been obtained from sources believed to be reliable, although there is no guarantee regarding the accuracy or completeness of such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2

R&D Day Thought Leaders 3

Today’s Agenda 4

Our Story 5

Our Pipeline 6

Strong Execution in 2021 Granted FDA fast track designation for MET642 program Achieved full enrollment ahead of schedule for MET409 Phase 2a combination trial in patients with Type 2 Diabetes (T2D) and NASH Accomplished full enrollment on schedule for MET642 Phase 2a monotherapy trial in patients with NASH On-track to reach key clinical development milestones in 4Q21 7

Key Future Milestones 8

We Are Bringing Something New to NASH and IBD Modeling the epidemic of nonalcoholic fatty liver disease demonstrates an exponential increase in burden of disease - https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5767767/ CDC - https://www.cdc.gov/mmwr/volumes/65/wr/mm6542a3.htm#:~:text=In%202015%2C%20an%20estimated%201.3,%E2%80%9344%20(1.0%25)%20years. 9

Accomplished Leadership Team and Experienced Drug Developers 10

11 Today’s Cornerstones Significant value for combination treatments in patients with NASH and T2D Significant overlap of NASH and T2D patients in U.S highlights overwhelming need for new combination approaches Strong rationale for FXR-based therapies in IBD FXR agonism impacts multiple mechanisms of IBD pathogenesis Oral therapeutic that is not immunosuppressive could change the treatment paradigm New HSD discovery program Genetically validated target - small molecule HSD17b13 inhibitors have great promise to treat liver disease We are developing highly potent and selective small molecule inhibitors of HSD17b13

Juan Pablo Frías, M.D. Medical Director and Principal Investigator, National Research Institute, Los Angeles, CA Treatment Combination Strategies in Patients with Type 2 Diabetes and NAFLD

Disclosures

- **Research Support:** Akero, AbbVie, AstraZeneca, Boehringer Ingelheim, BMS, Eli Lilly, Intercept, IONIS, Janssen, Madrigal, Metacrine, Merck, NorthSea Therapeutics, Novartis, Novo Nordisk, Oramed, Pfizer, Poxel, Sanofi, Theracos
- **Advisory Boards and Consulting:** Akero, Altimmune, Axcella Health, Boehringer Ingelheim, Carmot Therapeutics, Echosens, 89bio, Eli Lilly, Gilead, Intercept, LifeScan, Merck, Novo Nordisk, Pfizer, Sanofi
- **Speaker Bureau:** Eli Lilly, Merck, Sanofi

NRI National Research Institute
13

NAFLD: Definitions and clinical significance Chalasani N, et al. Hepatology. 2018;67:328-357. EASL-EASD-EASO. J Hepatol. 2016;64:1388-1402. Younossi ZM, et al. Hepatology. 2016;64:73-84. Fatty Liver Disease ≥5% hepatic steatosis In the US: 3rd leading cause of cirrhosis 2nd most common indication for liver transplantation (1st in women) 14

Estimated global prevalence of NAFLD: 25% Younossi ZM, et al. Hepatology. 2016;64:73-84. Meta-analysis: NAFLD diagnosed by imaging (US, CT, MRI/SPECT; n=45 studies). 24% 31% 24% 13% 32% 27% Prevalence increases with age: 34% in people 70-79 years of age 15

Prevalence of NAFLD among patients with Type 2 Diabetes (T2D) NAFLD diagnosed by ultrasound or H-MRS. Data displayed as prevalence (95% CI). NAFLD, non-alcoholic fatty disease; NASH, non-alcoholic steatohepatitis; T2D, type 2 diabetes. Younossi ZM, et al. J Hepatol. 2019; 71(4):793-801. 16

Importance of NAFLD/NASH in T2D

Patients with T2D are particularly susceptible to more severe forms of NAFLD[1,2] and have a higher progression to HCC[3]

- NAFLD may be present in up to 70% of patients with diabetes[2]
- NASH (biopsy-proven) may be found in up to 20% of patients with T2D[2]
- Advanced fibrosis may be present in 5%-7% of patients with T2D[2]

Coexistence of NAFLD and T2D results in a worse metabolic profile[4] and a higher cardiovascular risk[2]

- NAFLD (diagnosed on ultrasound and excluding other causes of liver disease) increases the risk of cardiovascular events by 1.87-fold of an individual with T2D[5]

NAFLD is associated with ~70% higher overall mortality in people with T2D compared to the general population[6]

- Ischemic heart disease, all-cause malignancy and liver-related mortality are the most common causes

1. Bril F and Cusi K. *Diabetes Care* 2017;40:419-30
2. Hazelhurst JM et al. *Metabolism* 2016;65:1096-108
3. Wang C et al. *Int J Cancer* 2012;130:1639-48
4. Lomonaco R et al. *Diabetes Care* 2016;39:632-8
5. Targher G et al. *Diabetes Care* 2007;30:2119-21
6. Tai FW et al. *Diabet Med* 2015;32:1121-33

17

Moderate to severe fibrosis affects at least one out of six (15%) patients with T2D Lomonaco R, et al. Diabetes Care. 2021;44:399-406. 18

“These results support the American Diabetes Association guidelines to screen for clinically significant fibrosis in T2D patients with steatosis or elevated ALT.” 19 Moderate to severe fibrosis affects at least one out of six (15%) patients with T2D

Cusi K. Diabetes Care 2020:43;275-279 20

2021 ADA: glucose-lowering medication in T2D NO If A1C above individualised target proceed as below Consider independently of baseline A1C, individualised A1C target, or metformin use* Indicators of high-risk or established ASCVD, CKD, or HF† 1st-line therapy is metformin & comprehensive lifestyle (including weight management & physical activity) 1. Proven CVD benefit means it has label indication of reducing CVD events. 2. Low dose may be better tolerated though less well studied for CVD effects. 3. Degludec or U-100 glargine have demonstrated CVD safety. 4. Choose later generation SU to lower risk of hypoglycemia; glimepiride has shown similar CV safety to DPP-4i. 5. Be aware that SGLT2i labelling varies by region and individual agent with regard to indicated level of eGFR for initiation and continued use. 6. Empagliflozin, canagliflozin, and dapagliflozin have shown reduction in HF and to reduce CKD progression in CVOTs. Canagliflozin and dapagliflozin have primary renal outcome data. Dapagliflozin and empagliflozin have primary heart failure outcome data. 7. Proven benefit means it has label indication of reducing heart failure in this population. 8. More details mentioned in Section 11: Microvascular Complications and Foot Care. 9. Degludec / glargine U-300 < glargine U-100 / detemir < NPH insulin. 10. Semaglutide > liraglutide > dulaglutide > exenatide > lixisenatide. 11. If no specific comorbidities (i.e., no established CVD, low risk of hypoglycemia, and lower priority to avoid weight gain or no weight-related comorbidities). 12. Consider country- and region-specific cost of drugs. In some countries TZDs are relatively more expensive and DPP-4i are relatively cheaper. †Actioned whenever these become new clinical considerations regardless of background glucose-lowering medications. *Most patients enrolled in the relevant trials were on metformin at baseline as glucose-lowering therapy. A1C, glycated hemoglobin; ASCVD, atherosclerotic cardiovascular disease; CKD, chronic kidney disease; CVD, cardiovascular disease; CVOTs, cardiovascular outcomes trials; DPP-4i, dipeptidyl peptidase 4 inhibitor; eGFR, estimated glomerular filtration rate; GLP-1RA, glucagon-like peptide 1 receptor agonist; HF, heart failure; HFrEF, heart failure with reduced ejection fraction; LVEF, left ventricular ejection fraction; LVH, left ventricular hypertrophy; SGLT2i, sodium–glucose cotransporter 2 inhibitor; SU, sulfonylurea; T2D, type 2 diabetes; TZD, thiazolidinedione. American Diabetes Association (ADA). Diabetes Care 2021; 44(Suppl. 1):S116. American Diabetes Association. Clinical Diabetes 2020; cd21as01. https://doi.org/10.2337/cd21-as01 Consider independently of baseline A1c or individualized A1c target or metformin use 21

Therapeutic modalities that intersect the treatment of T2D and NAFLD Weight loss Thiazolidinediones (pioglitazone) GLP-1 receptor agonists SGLT-2 inhibitors Unimolecular multiagonists (GLP-1/GIP, GLP-1/glucagon receptor, GLP-1/GIP/glucagon receptor) Note: There are no currently approved pharmacological therapies for the treatment of NAFL/NASH; Unimolecular multiagonists are all currently investigational 22

Weight loss results in significant improvements in NASH and fibrosis, but is difficult to achieve and maintain Vilar-Gomez E et al. Gastroenterology. 2015;149:367–378; Promrat K et al. Hepatology. 2010;51:121–129; Harrison SA et al. Hepatology. 2009;49:80–86; Wong VWS et al. J Hepatol. 2013;59:536–542. *Depending on degree of weight loss 23

Pioglitazone in patients with prediabetes or T2D and NASH: 18-month outcomes Randomized, placebo-controlled, double-blind phase 4 study of patients with NASH and prediabetes or T2D (n=101) Cusi K, et al. Ann Intern Med. 2016;165:305. 24

GLP-1 RAs have multifactorial effects

NASH
- Body weight ↓
- Inflammation ↓
- Lipids* ↓
- Glucose ↓



CV disease
- Inflammation ↓
- Lipids* ↓
- Systolic blood pressure ↓
- Heart rate ↑

Obesity
- Energy intake ↓
- Appetite ↓
- Body weight ↓

Kidney disease
- Inflammation ↓
- Systolic blood pressure ↓

Diabetes
- Insulin ↑
- β-cell function ↑
- Glucagon ↓
- Gastric emptying ↓

*Fasting and postprandial lipids. CV, cardiovascular; GLP-1, glucagon-like peptide-1. Campbell JE and Drucker DJ. *Cell Metab.* 2013;17:819–837; Tong J and D'Alessio D. *Diabetes.* 2014;63:407–409; Hogan AE et al. *Diabetologia.* 2014;57:781–784; Hermansen K et al. *Diabetes Obes Metab.* 2013;15:1040–1048; Ahrén B et al. *Lancet Diabetes Endocrinol.* 2017;5:341–354; Ryan D and Acosta A. *Obesity.* 2015;23:1119–1129; Bagger JI et al. *J Clin Endocrinol Metab.* 2015;100:4541–4552; Flint A et al. *J Clin Invest.* 1998;101:515–520.

25

Efficacy and safety of semaglutide vs placebo in patients with NASH (Phase 2 semaglutide trial) 26 Key Eligibility Criteria: 18-75 years old, biopsy-proven NASH, BMI 25-45 kg/m2, A1C <9.0% if T2D Primary Endpoint: NASH resolution without worsening of fibrosis at week 72 Liver biopsy at baseline and end-of-study Newsome PN, et al. N Engl J Med. 2021 Mar 25;384:1113-1124. Resolution of NASH with no worsening of fibrosis 26

SGLT-2 inhibitors have pleotropic effects and are recommended as first or second-line therapy for T2D Wanner and Marx (2018) Diabetologia DOI 10.1007/s00125-018-4678-z 27

Empagliflozin associated with improvements in liver enzymes In analyses from 3 large datasets, including the EMPA-REG OUTCOME trial, empagliflozin consistently lowered ALT and AST concentrations Reductions in ALT were consistently greater than reductions in AST, and were more prominent in patients with higher baseline ALT Reductions in ALT with empagliflozin were largely independent of changes in A1C and body weight Sattar N, et al. Diabetologia. 2018;61:2155-2163 28

29 Kahl S, et al. Diabetes Care. 2020;43:298-305 29

Empagliflozin in patients with NAFLD E-LIFT: 20-week, randomized, open-label study of empagliflozin vs. standard diabetes treatment in patients with T2D and NAFLD (n=42)1 Kuchay, et al. Diabetes Care. 2018;41:1801 30

Peptide‐based multi‐agonists: A new paradigm in metabolic pharmacology Journal of Internal Medicine, Volume: 284, Issue: 6, Pages: 581-602, First published: 19 September 2018, DOI: (10.1111/joim.12837) 31

Tirzepatide development program includes weight loss and NASH trials 32

Bril F, Cusi K. Diabetes Care 2017;40:419-430 33

NASH and T2D: A population likely requiring multiple combinatorial approaches to address patient/physician needs Each specialty likely has its own preferences for specific attributes in a combination product 34

FXR agonist: A potential front-line therapy for NASH Balanced FXR activation in both the liver and intestine delivers the optimal profile Fibrosis improvement demonstrated in large clinical trials(1) is best predictor of long-term patient outcomes 35 FLINT and REGENERATE clinical trials

FXR agonist and SGLT-2 inhibitor combination therapy to address significant unmet needs in NASH patients with T2D 1Younossi ZM, et al. Diabetes Care 2020:43:283-289. 2Perumpail BJ, et al. World J Gastroenterol, 2017: 23:8263-8276.;Younossi ZM, et al. Diabetes Care, 2020:43:283-289. 3Kuchay MS, et al. Diabetes Care 2018: 41:1801-1808. Projected liver fat reduction after 12 weeks: 15-20% 36

Phase 2a combination trial with MET409 and empagliflozin in NASH patients with T2D Topline Data in 4Q21 37

Summary and conclusion NAFLD is very common in patients with type 2 diabetes and is more severe and progressive in this patient population GLP-1 RAs and SGLT2i are first or second-line treatments for T2D due to their glycemic and extra-glycemic benefits, including proven cardiorenal protective effects and positive effects on hepatic steatosis Combining therapies with complementary mechanisms of action will likely be required for the treatment of most patients with NASH and fibrosis An optimized FXR agonist may be a suitable ‘partner’ in combination with other therapeutics for the treatment of NASH 38

Thank you

First Q&A

FXR Agonism in the Treatment of Inflammatory Bowel Disease (IBD) Jesus Rivera-Nieves, M.D. Professor of Medicine/Gastroenterology

IBD Is a Challenging Disease

- ~3 million patients in US afflicted with IBD
  - Significant reduction in quality of life including pain and psychosocial impact
  - Co-morbid illnesses beyond the intestine
- Despite availability of multiple, approved therapies, clear unmet needs exist
  - Most advanced therapies are parenteral
  - In trials, clinical remission demonstrated in only a minority of moderate-severe patients
  - Efficacy of biologics tends to diminish over time
  - All advanced therapies (biologics & orals) are immunosuppressive
  - Combination advanced therapies rarely used

New approaches needed to expand therapeutic options


Inflammatory Bowel Disease (IBD)
Crohn's Disease
Ulcerative colitis

IBD Treatment Pyramid


Change MOA
Switch to biologic
Add immunomodulator
Start 5-ASA
Other Advanced Rx
Vedolizumab
JAK-I, S1P1
Anti-TNF
5-ASA + MTX/6-MP
5-ASA (e.g., mesalamine)
Severe
Moderate
Mild

UC San Diego
HEALTH SYSTEM

42

In addition to liver-specific activity, FXR is highly expressed by intestinal epithelial cells and plays a key role in healthy intestinal function Intestinal FXR actions maintain epithelial barrier and regulate innate immune response Preserves physical integrity and function of epithelial barrier Reduces bacterial translocation into the intestinal wall Lowers inflammatory response to bacterial & food-based antigens 43 Rationale for FXR-Based Therapy in IBD

References: (1) Vavassori et al. (2009) J Immunol (2) Wilson et al. (2020) Scientific Reports 44 FXR Plays a Protective Role in IBD Pathology Loss of Function Worsens Disease Severity

References: (1) Gadaleta et al., (2011) Gut (2) Liu et al., (2018) DDW: S198-99 45 Small Molecule FXR Agonists Improve Colitis in Preclinical IBD Models *OCA = obeticholic acid = INT-747

46 FXR Agonism Impacts Multiple Mechanisms of IBD Pathogenesis

References: (1) Gadaletta et al., (2011) Gut (2) Metacrine Data on File 47 FXR Agonism Protects Epithelial Barrier Integrity and Function

References: (1) Ubeda et al., 2016, J Hepa (2) Liu et al., (2019) DDW: S382 (3) Metacrine Data on File 48 FXR Agonism Exerts Direct Anti-Bacterial Effects at Intestinal Lining

Reference: (1) Vavassori 2009 J Immunol (2) Liu et al., (2021) DDW:S236 49 FXR Agonism Lowers Key IBD-Associated Cytokine Expression

Reference: Liu et al., (2021) DDW:S236 50 FXR Agonism Regulates Innate Immune Cells

References: (1) Liu et al., (2020) C&C Congress: S11 (2) Liu et al., (2021) DDW:S236 Means ± SEM; All treatments are in therapeutic mode, * p<0.05, **p<0.01 One-Way ANOVA 51 FXR Agonists Have the Potential to Be Combined with Existing Therapies

FXR Benefit Across Multiple Preclinical Models Strengthens Opportunity for Translation to Clinic 52

Potential for FXR Agonism in IBD Treatment Paradigm 53

Potential for FXR Agonism in IBD Treatment Paradigm 54

Potential for FXR Agonism in IBD Treatment Paradigm 55

56 Mechanistic action addresses key IBD pathology Preclinical evidence suggests a strong role in disease management Once-daily, oral drug improves compliance and is preferred to parenteral drugs Unlike biologics, therapy is non-immunogenic and effect will not lessen over time Non-immunosuppressive therapy is attractive to patients and could be a game changer Advanced therapy in moderate-severe disease (monotherapy and in combination) Therapy for 5-ASA failures in mild-moderate disease ahead of biologics FXR Agonism Could Change the Treatment Paradigm

Thank You!

Next Steps: Clinical Proof-of-Concept Trial Design in Ulcerative Colitis 58 Study Objectives Safety & tolerability Demonstrate significant clinical and histologic improvement over 12 weeks of therapy Key Efficacy Endpoints Clinical remission Clinical response Mucosal healing

Second Q&A

Dr. Stefano Romeo HSD17b13 as a therapeutic target for fatty liver disease

Ludwig J Mayo Clin Proc 1980 Non-alcoholic steatohepatitis – Mayo Clinic experiences with a hitherto unnamed disease 61

Organ specificity to avoid side effects Human genetic variation robustly associated with protection against a disease Loss of function variants are easier to target Cardiovascular disease (CVD) examples Efficacy of PCSK9 inhibition to lower LDL-cholesterol and reduce CVD Failure of all HDL-cholesterol strategies to reduce CVD What it takes to make a blockbuster drug? 62

Natural history of fatty liver disease S Romeo Cell Met 2020 63

Abul-Usn, N Eng J Med 2018 HSD17b13 rs72613567 associates with lower ALT 64

Abul-Usn, N Eng J Med 2018, Ma et al Hepat 2019 HSD17b13 rs72613567 protects against liver inflammation and fibrosis 65

Weights are calculated by random effects analyses Wang Eur Rev Med Pharmacol Sci 2020 HSD17b13 rs72613567 protects against liver cirrhosis 66

Weights are calculated by random effects analyses Wang Eur Rev Med Pharmacol Sci 2020 HSD17b13 rs72613567 protects against hepatocellular carcinoma 67

HSD17b13 rs72613567 protects against chronic liver disease 68

Alcoholic and non-alcoholic liver disease share common genetic determinants 69

Genetic Epidemiology, First published: 29 June 2021, DOI: (10.1002/gepi.22392) 70 The protective effect of HSD17b13 on liver damage is larger in carriers of the PNPLA3 I148M variant

Organ specificity to avoid side effects Human genetic variation robustly associated with protection against a disease Loss of function variants are easier to target 71 What it takes to make a blockbuster drug?

HSD17β13 is highly expressed in the liver


Consensus dataset
RNA tissue specificity: Tissue enriched (liver)
Organ
Expression
Alphabetical
NX
200
150
100
50
0
Cerebral cortex
Cerebellum
Olfactory region
Hippocampal formation
Amygdala
Basal ganglia
Thalamus
Hypothalamus
Midbrain
Pons and medulla
Corpus callosum
Spinal cord
Retina
Thyroid gland
Parathyroid gland
Adrenal gland
Pituitary gland
Lung
Salivary gland
Esophagus
Tongue
Stomach
Duodenum
Small intestine
Colon
Rectum
Liver
Gallbladder
Pancreas
Kidney
Urinary bladder
Testis
Epididymis
Seminal vesicle
Prostate
Ductus deferens
Vagina
Ovary
Fallopian tube
Endometrium
Cervix, uterine
Placenta
Breast
Heart muscle
Smooth muscle
Skeletal muscle
Adipose tissue
Skin
Thymus
Appendix
Spleen
Lymph node
Tonsil
Bone marrow
Granulocytes
Monocytes
T-cells
B-cells
NK-cells
Dendritic cells
Total PBMC

Protein Atlas (https://www.proteinatlas.org/ENSG00000170509-HSD17B13/tissue)

72

Organ specificity to avoid side effects Human genetic variation robustly associated with protection against a disease Loss of function variants are easier to target 73 What it takes to make a blockbuster drug?

Abul-Usn, N Eng J Med 2018 HSD17b13 rs72613567 results in a splicing site variation 74

Abul-Usn, N Eng J Med 2018 75 HSD17b13 rs72613567 results in a truncated protein and loss of function

Organ specificity to avoid side effects Human genetic variation robustly associated with protection against a disease Loss of function variants are easier to target 76 What it takes to make a blockbuster drug?

E Gane EASL meeting 2021 HSD17b13 downregulation in humans reduces ALT levels 77 NTC04202354 in 5 volunteers with fatty liver Administered RNAi and biopsy after 71 days Well-tolerated by volunteers Average reduction in hepatic HSD17b13 mRNA and protein was > 80% Average reduction in ALT was > 48%

78 Conclusions HSD17b13 rs72613567 protects against liver disease by inducing a loss of function mutation HSD17b13 is highly expressed in the liver The inhibition of HSD17b13 will be beneficial and specific against liver disease

Thank you!

Small molecule HSD17b13 inhibitors have great potential Targets patients with most significant need for medical intervention Combine well with other mechanisms such as FXR agonists Challenges for development of small molecule inhibitors HSD17b13 is part of a large enzyme family – need for selectivity Assessing enzymatic activity in vivo Metacrine is developing highly potent and selective small molecule inhibitors of HSD17b13 Greater selectivity and potency relative to other compounds Confirmed in vivo activity HSD17b13 Small Molecule Inhibitors Have Great Potential 80

Recent Development of HSD17b13 Small Molecule Inhibitors 81

Conclusion

83 Today’s Cornerstones Significant value for combination treatments in patients with NASH and T2D Significant overlap of NASH and T2D patients in U.S highlights overwhelming need for new combination approaches Strong rationale for FXR-based therapies in IBD FXR agonism impacts multiple mechanisms of IBD pathogenesis Oral therapeutic that is not immunosuppressive could change the treatment paradigm New HSD discovery program Genetically validated target - small molecule HSD17b13 inhibitors have great promise to treat liver disease We are developing highly potent and selective small molecule inhibitors of HSD17b13

Next Steps for Metacrine 84

Final Q&A